UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
NBT Bancorp Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020. NBT BANCORP INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 19, 2020 Time: 10:00 a.m. local time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NBTB2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NBTB2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). NBT BANCORP INC. 52 SOUTH BROAD STREET NORWICH, NY 13815 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/NBTB2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR each of the following director nominees: 1. To elect thirteen directors, each for a one-year term (Proposal 1). Nominees: 1a. John H. Watt, Jr. 1b. Martin A. Dietrich 1c. Patricia T. Civil 1d. Timothy E. Delaney 1e. James H. Douglas 1f. Andrew S. Kowalczyk, III 1g. John C. Mitchell 1h. V. Daniel Robinson, II 1i. Matthew J. Salanger 1j. Joseph A. Santangelo 1k. Lowell A. Seifter 1l. Robert A. Wadsworth 1m. Jack H. Webb 2. To approve, on a non-binding, advisory basis, the Company’s executive compensation policies (“Say on Pay”) (Proposal 2). 3. To ratify the appointment of KPMG LLP as NBT Bancorp Inc.’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3). The Board of Directors recommends you vote FOR Proposals 2 and 3: NOTE: The proxies are authorized to vote in accordance with the majority vote of NBT Bancorp Inc.’s Board of Directors, upon such other business that may properly come before the meeting.

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